                                                                 EXHIBIT 10.1.15


                             FIFTEENTH AMENDMENT TO
                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                      OF FELCOR LODGING LIMITED PARTNERSHIP


     This Fifteenth Amendment to Amended and Restated Agreement of Limited Partnership of FelCor Lodging Limited Partnership is made and entered into effective as of October 15, 1999, by and among FelCor Lodging Trust Incorporated, a Maryland corporation, as the General Partner ("General Partner"), and SRS Properties Limited Partnership, a Virginia limited partnership ("SRS"), as an Additional Limited Partner, and all of the persons and entities who are or shall in the future become Limited Partners of this limited partnership in accordance with the provisions of the Partnership Agreement (as hereinafter defined).

                                R E C I T A L S:

     A. The General Partner and the existing Limited Partners have previously executed and delivered that certain Amended and Restated Agreement of Limited Partnership of FelCor Suites Limited Partnership dated as of July 25, 1994, as previously amended (the "Partnership Agreement"), pursuant to which they have formed a Delaware limited partnership under the name, as amended, of "FelCor Lodging Limited Partnership" (the "Partnership").

     B. Pursuant to that certain Contribution Agreement dated as of May 24, 1999, by and between SRS and the Partnership, as amended to date (the "Contribution Agreement"), SRS has agreed to contribute to the Partnership the Sheraton Premiere at Tysons Corner hotel and certain related assets described in the Contribution Agreement in exchange for, among other things, 3,571 units of limited partner interest ("Units") of the Partnership.

     C. The parties hereto desire to amend the Partnership Agreement to reflect the foregoing issuance of Units and the admission of SRS as an Additional Limited Partner to the Partnership in connection therewith.

                              A G R E E M E N T S:

     NOW, THEREFORE, in consideration of the agreements and obligations of the parties set forth herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Acceptance of Partnership Agreement. SRS does hereby accept and agree to be bound by all of the terms and conditions of the Partnership Agreement, including without limitation, the power of attorney set forth in Section 1.4 thereof. SRS and its Assignees hereby constitutes and appoints the General Partner and the other parties named in Section 1.4, with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead, to take the actions set forth in
Section 1.4 of the Partnership Agreement, with the same effect as if SRS had been one of the original partners to execute the Partnership Agreement.

     2. Admission of Additional Partner. In accordance with the provisions of
Section 11.4 of the Partnership Agreement, SRS is hereby admitted as an Additional Limited Partner of the Partnership entitled to all rights and benefits of Limited Partners therein as set forth in the Partnership Agreement with respect to the Units acquired by SRS. Notwithstanding the foregoing sentence, SRS agrees that the quarterly Partnership distribution payable with respect to the Units for the third calendar quarter of 1999 shall not be paid to SRS.

     3. Exercise of Redemption Right. SRS shall first be able to exercise its Redemption Right (as defined in Section 7.5(a) of the Partnership Agreement) with respect to the Units after the first anniversary of the date hereof.

     4. Amendment of Exhibit A. Exhibit A to the Partnership Agreement is hereby amended to reflect the admission of SRS as an Additional Limited Partner in the Partnership and the issuance of the Units to SRS.

     5. Compliance with Terms of Contribution Agreement. The Partnership and SRS mutually agree to comply fully with their respective covenants and obligations contained in Section 8.7 of the Contribution Agreement.

     6. Defined Terms: Effect Upon Partnership Agreement. All initially capitalized terms used without definition herein shall have the meanings set forth therefor in the Partnership Agreement. Except as expressly amended hereby, the Partnership Agreement shall remain in full force and effect and each of the parties hereto hereby reaffirms the terms and provisions thereof.

     IN WITNESS WHEREOF, this Fifteenth Amendment to Agreement of Limited Partnership is executed and entered into as of the date first above written.

                           GENERAL PARTNER:

                           FELCOR LODGING TRUST INCORPORATED,
                           a Maryland corporation



                           By: /s/ WILLIAM P. STADLER
                              --------------------------------------------------
                              William P. Stadler, Senior Vice President


                           ADDITIONAL LIMITED PARTNER:

                           SRS PROPERTIES LIMITED PARTNERSHIP,
                           a Virginia limited partnership

                           By: DRJ Corp., a Virginia corporation, its general partner


                                By: /s/ DAVID M. JENSEN
                                    --------------------------------------------
                                Name: David M. Jensen
                                     -------------------------------------------
                                Title: President
                                      ------------------------------------------

                           LIMITED PARTNERS (for all the Limited Partners now and hereafter admitted as Limited Partners of the Partnership, pursuant to the powers of attorney in favor of the General Partner contained in Section 1.4 of the Partnership Agreement):

                           By: FELCOR LODGING TRUST INCORPORATED, acting as
                               General Partner and as duly authorized
                               attorney-in-fact

                               By: /s/ WILLIAM P. STADLER
                                   ---------------------------------------------
                                   William P. Stadler,
                                   Senior Vice President